UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2015

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2015, we entered into an amendment to our existing Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which we may issue and sell shares of common stock from time to time through Cantor acting as sales agent, having an aggregate offering price of up to $14,257,211, which is the balance remaining from the $18,000,000 originally contemplated by the sales agreement, after taking into account the $3,742,789 previously sold under the sales agreement. Sales of our common stock through Cantor, if any, may be made by any method deemed to be an “at-the-market” offering as defined in Rule 415 under the U.S. Securities Act of 1933, as amended, or any other method permitted by law, including in privately negotiated transactions. Subject to the terms and conditions of the sales agreement, Cantor will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of The NASDAQ Capital Market to sell shares from time to time based upon our instructions, including any price, time or size limits specified by us. We will pay Cantor a commission of 3.0% of the aggregate gross proceeds from each sale of shares and we have agreed to provide Cantor with customary indemnification and contribution rights.

The foregoing summary of such amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 1.1. This Current Report on Form 8-K also incorporates by reference the amendment to the sales agreement into our shelf registration statement on Form S-3 (File No. 333-192606) previously filed with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under such amendment, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amendment No. 1, dated March 26, 2015, to Sales Agreement, dated May 16, 2014, between Stereotaxis, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Bryan Cave LLP

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: March 26, 2015	By:	/s/ Karen Witte Duros
		Name:	Karen Witte Duros
		Title:	Sr. Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment No. 1, dated March 26, 2015, to Sales Agreement, dated May 16, 2014, between Stereotaxis, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Bryan Cave LLP

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)